Exhibit 4.2

OFFICER’S CERTIFICATE

The undersigned, EMC Corporation, a Massachusetts corporation (the “Company”), hereby certifies through Denis Cashman, its Chief Accounting Officer and Chief Operating Officer, Finance, pursuant to Sections 2.1, 2.3 and 11.5 of the Indenture, dated as of June 6, 2013 (the “Indenture”), by and between the Company, as Issuer, and Wells Fargo Bank, National Association, as trustee, as follows:

1. The form and terms of the 1.875% Notes due 2018 (the “2018 Notes”), as set forth on Annex A attached hereto, the form and terms of the 2.650% Notes due 2020 (the “2020 Notes”), as set forth on Annex B attached hereto, and the form and terms of the 3.375% Notes due 2023 (the “2023 Notes”), as set forth on Annex C attached hereto, have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.

2. The undersigned has read the Indenture.

3. The statements made in this certificate are based upon an examination of the 2018 Notes, the 2020 Notes and the 2023 Notes under the Indenture, upon an examination of and familiarity with the Indenture, upon my general knowledge of and familiarity with the operations of the Company and upon the performance of my duties as an officer of the Company.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions provided for in the Indenture relating to the issuance and authentication of each of the 2018 Notes, the 2020 Notes and the 2023 Notes have been complied with.

5. In the opinion of the undersigned, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the issuance and authentication of each of the 2018 Notes, the 2020 Notes and the 2023 Notes have been complied with.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer as of this 6th day of June, 2013.

EMC CORPORATION

By:	/s/ Denis Cashman
Name:	Denis Cashman
Title:	Chief Accounting Officer and Chief Operating Officer, Finance

[Signature Page to Officer’s Certificate under the Indenture]

ANNEX A

Pursuant to Section 2.3 of the Indenture, dated as of June 6, 2013 (the “Indenture”), between EMC Corporation, a Massachusetts corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “1.875% Notes due 2018” (the “2018 Notes”).

2.	Initial Aggregate Principal Amount. The 2018 Notes shall be limited in initial aggregate principal amount to $2,500,000,000 (except for 2018 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2018 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2018 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2018 Notes is payable is June 1, 2018.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2018 Note shall bear interest from June 6, 2013 at 1.875% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2013, to the persons in whose names the 2018 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively. Interest on the 2018 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 6, 2013. Interest on the 2018 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2018 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2018 Notes shall be payable, and the transfer of the 2018 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2018 Notes register; provided, however, that while any 2018 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2018 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2018 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2018 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2018 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Notices will be sent to holders of the 2018 Notes to be redeemed at least 30 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with defeasance, covenant defeasance or discharge of the 2018 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2018 Notes or portions thereof called for redemption. If less than all of the 2018 Notes are to be redeemed, the 2018 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2018 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2018 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Mandatory Redemption. The 2018 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2018 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Amount Payable Upon Acceleration. The principal of the 2018 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

11.	Payment Currency. Principal and interest on the 2018 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2018 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2018 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2018 Notes shall be issued only as Registered Securities. The 2018 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2018 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2018 Notes in definitive form.

17.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2018 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2018 Notes.

18.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2018 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2018 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2018 Notes remain outstanding, it shall not, nor shall it permit any domestic wholly owned subsidiary to, create or incur any mortgage, pledge, security interest or lien (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2018 Notes shall be secured by a lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the date hereof;

(b)	Liens created or incurred after the closing date of the offering of the 2018 Notes created in favor of the holders of the 2018 Notes;

(c)	Liens in favor of the Issuer or one of its domestic wholly owned subsidiaries;

(d)	(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any replacement for the Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any replacement for the Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)	pledges, Liens or deposits under worker’s compensation laws or similar legislation and Liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any of its domestic wholly owned subsidiaries is a party, or to secure public or statutory obligations of the Issuer or any of its domestic wholly owned subsidiaries, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any of its domestic wholly owned subsidiaries is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, Liens or deposits made or incurred in the ordinary course of business;

(g)	Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly owned subsidiaries with respect to which the Issuer or such domestic wholly owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly owned subsidiary is a party;

(h)	Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s Liens on property held under lease; and any other Liens or charges incidental to the conduct of the business of the Issuer or any of its domestic wholly owned subsidiaries or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such domestic wholly owned subsidiary or the value of such assets for the purposes thereof;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis; and

(j)	Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly owned subsidiaries may, without equally and ratably securing the 2018 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed the greater of (i) 20% of the Issuer’s Consolidated Net Worth on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (ii) 20% of the Issuer’s Consolidated Net Worth on a consolidated basis calculated as of the date of the issuance of the 2018 Notes.

“Aggregate Debt” means, as of the date of determination, the aggregate principal amount of the Issuer’s and its domestic wholly owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2018 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above.

“Consolidated Net Worth” means, as of any date of determination, shareholders’ equity as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means any indebtedness in respect of borrowed money.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means the Issuer’s (1) principal offices in Hopkinton, Massachusetts or any replacement thereof and (2) each of the Issuer’s data center facilities and manufacturing facilities unless, with respect to clause (2), the Issuer’s board of directors (which term, as defined in the indenture, includes committees thereof) has determined in good faith that such center or facility is not of material importance to the total business conducted by the Issuer and its wholly owned subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2018 Notes shall not be convertible into or exchangeable for any other security.

20.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2018 Notes, create and issue additional notes with the same terms as the 2018 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2018 Notes; provided that if such additional notes are not fungible with the 2018 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number. No additional 2018 Notes may be issued if an event of default has occurred and is continuing with respect to such series of 2018 Notes.

21.	Other Terms. The 2018 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2018 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the form of the 2018 Notes, the form of the 2018 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX A-1

[FORM OF 2018 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 268648 AP7

ISIN NO. US268648AP77

EMC CORPORATION

1.875% NOTES DUE 2018

EMC Corporation, a Massachusetts corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [    ] Dollars ($[    ]) on June 1, 2018 and to pay interest on said principal sum from June 6, 2013, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2013, at the rate of 1.875% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the

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time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

EMC CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 1.875% Notes due 2018 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of June 6, 2013 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Notices will be sent to holders of the Notes to be redeemed at least 30 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with defeasance, covenant defeasance or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

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“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount

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Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX B

Pursuant to Section 2.3 of the Indenture, dated as of June 6, 2013 (the “Indenture”), between EMC Corporation, a Massachusetts corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “2.650% Notes due 2020” (the “2020 Notes”).

2.	Initial Aggregate Principal Amount. The 2020 Notes shall be limited in initial aggregate principal amount to $2,000,000,000 (except for 2020 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2020 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2020 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2020 Notes is payable is June 1, 2020.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2020 Note shall bear interest from June 6, 2013 at 2.650% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2013, to the persons in whose names the 2020 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively. Interest on the 2020 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 6, 2013. Interest on the 2020 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2020 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2020 Notes shall be payable, and the transfer of the 2020 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2020 Notes register; provided, however, that while any 2020 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2020 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2020 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2020 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2020 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Notices will be sent to holders of the 2020 Notes to be redeemed at least 30 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with defeasance, covenant defeasance or discharge of the 2020 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2020 Notes or portions thereof called for redemption. If less than all of the 2020 Notes are to be redeemed, the 2020 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2020 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2020 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Mandatory Redemption. The 2020 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2020 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Amount Payable Upon Acceleration. The principal of the 2020 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

11.	Payment Currency. Principal and interest on the 2020 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2020 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2020 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2020 Notes shall be issued only as Registered Securities. The 2020 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2020 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2020 Notes in definitive form.

17.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2020 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2020 Notes.

18.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2020 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2020 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2020 Notes remain outstanding, it shall not, nor shall it permit any domestic wholly owned subsidiary to, create or incur any mortgage, pledge, security interest or lien (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2020 Notes shall be secured by a lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the date hereof;

(b)	Liens created or incurred after the closing date of the offering of the 2020 Notes created in favor of the holders of the 2020 Notes;

(c)	Liens in favor of the Issuer or one of its domestic wholly owned subsidiaries;

(d)	(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any replacement for the Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any replacement for the Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)	pledges, Liens or deposits under worker’s compensation laws or similar legislation and Liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any of its domestic wholly owned subsidiaries is a party, or to secure public or statutory obligations of the Issuer or any of its domestic wholly owned subsidiaries, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any of its domestic wholly owned subsidiaries is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, Liens or deposits made or incurred in the ordinary course of business;

(g)	Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly owned subsidiaries with respect to which the Issuer or such domestic wholly owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly owned subsidiary is a party;

(h)	Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s Liens on property held under lease; and any other Liens or charges incidental to the conduct of the business of the Issuer or any of its domestic wholly owned subsidiaries or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such domestic wholly owned subsidiary or the value of such assets for the purposes thereof;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis; and

(j)	Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly owned subsidiaries may, without equally and ratably securing the 2020 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed the greater of (i) 20% of the Issuer’s Consolidated Net Worth on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (ii) 20% of the Issuer’s Consolidated Net Worth on a consolidated basis calculated as of the date of the issuance of the 2020 Notes.

“Aggregate Debt” means, as of the date of determination, the aggregate principal amount of the Issuer’s and its domestic wholly owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2020 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above.

“Consolidated Net Worth” means, as of any date of determination, shareholders’ equity as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means any indebtedness in respect of borrowed money.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means the Issuer’s (1) principal offices in Hopkinton, Massachusetts or any replacement thereof and (2) each of the Issuer’s data center facilities and manufacturing facilities unless, with respect to clause (2), the Issuer’s board of directors (which term, as defined in the indenture, includes committees thereof) has determined in good faith that such center or facility is not of material importance to the total business conducted by the Issuer and its wholly owned subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2020 Notes shall not be convertible into or exchangeable for any other security.

20.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2020 Notes, create and issue additional notes with the same terms as the 2020 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2020 Notes; provided that if such additional notes are not fungible with the 2020 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number. No additional 2020 Notes may be issued if an event of default has occurred and is continuing with respect to such series of 2020 Notes.

21.	Other Terms. The 2020 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2020 Notes attached hereto as Annex B-1. In case of any conflict between this Annex B and the form of the 2020 Notes, the form of the 2020 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex B shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX B-1

[FORM OF 2020 Note]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 268648 AQ5 ISIN NO. US268648AQ50

EMC CORPORATION

2.650% NOTES DUE 2020

EMC Corporation, a Massachusetts corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [    ] Dollars ($[    ]) on June 1, 2020 and to pay interest on said principal sum from June 6, 2013, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2013, at the rate of 2.650% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the

B-1-1

time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

B-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

EMC CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

B-1-3

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 2.650% Notes due 2020 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of June 6, 2013 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Notices will be sent to holders of the Notes to be redeemed at least 30 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with defeasance, covenant defeasance or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

ANNEX C

Pursuant to Section 2.3 of the Indenture, dated as of June 6, 2013 (the “Indenture”), between EMC Corporation, a Massachusetts corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “3.375% Notes due 2023” (the “2023 Notes”).

2.	Initial Aggregate Principal Amount. The 2023 Notes shall be limited in initial aggregate principal amount to $1,000,000,000 (except for 2023 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2023 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2023 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2023 Notes is payable is June 1, 2023.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2023 Note shall bear interest from June 6, 2013 at 3.375% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2013, to the persons in whose names the 2023 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively. Interest on the 2023 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 6, 2013. Interest on the 2023 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2023 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2023 Notes shall be payable, and the transfer of the 2023 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2023 Notes register; provided, however, that while any 2023 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2023 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2023 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the 2023 Notes are redeemed on or after March 1, 2023, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2023 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2023 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Notices will be sent to holders of the 2023 Notes to be redeemed at least 30 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with defeasance, covenant defeasance or discharge of the 2023 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2023 Notes or portions thereof called for redemption. If less than all of the 2023 Notes are to be redeemed, the 2023 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2023 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2023 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Mandatory Redemption. The 2023 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2023 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Amount Payable Upon Acceleration. The principal of the 2023 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

11.	Payment Currency. Principal and interest on the 2023 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2023 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2023 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2023 Notes shall be issued only as Registered Securities. The 2023 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2023 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2023 Notes in definitive form.

17.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2023 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2023 Notes.

18.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2023 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2023 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2023 Notes remain outstanding, it shall not, nor shall it permit any domestic wholly owned subsidiary to, create or incur any mortgage, pledge, security interest or lien (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2023 Notes shall be secured by a lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the date hereof;

(b)	Liens created or incurred after the closing date of the offering of the 2023 Notes created in favor of the holders of the 2023 Notes;

(c)	Liens in favor of the Issuer or one of its domestic wholly owned subsidiaries;

(d)	(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any replacement for the Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any replacement for the Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)	pledges, Liens or deposits under worker’s compensation laws or similar legislation and Liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any of its domestic wholly owned subsidiaries is a party, or to secure public or statutory obligations of the Issuer or any of its domestic wholly owned subsidiaries, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any of its domestic wholly owned subsidiaries is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, Liens or deposits made or incurred in the ordinary course of business;

(g)	Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly owned subsidiaries with respect to which the Issuer or such domestic wholly owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly owned subsidiary is a party;

(h)	Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s Liens on property held under lease; and any other Liens or charges incidental to the conduct of the business of the Issuer or any of its domestic wholly owned subsidiaries or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such domestic wholly owned subsidiary or the value of such assets for the purposes thereof;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis; and

(j)	Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly owned subsidiaries may, without equally and ratably securing the 2023 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed the greater of (i) 20% of the Issuer’s Consolidated Net Worth on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (ii) 20% of the Issuer’s Consolidated Net Worth on a consolidated basis calculated as of the date of the issuance of the 2023 Notes.

“Aggregate Debt” means, as of the date of determination, the aggregate principal amount of the Issuer’s and its domestic wholly owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2023 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above.

“Consolidated Net Worth” means, as of any date of determination, shareholders’ equity as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means any indebtedness in respect of borrowed money.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means the Issuer’s (1) principal offices in Hopkinton, Massachusetts or any replacement thereof and (2) each of the Issuer’s data center facilities and manufacturing facilities unless, with respect to clause (2), the Issuer’s board of directors (which term, as defined in the indenture, includes committees thereof) has determined in good faith that such center or facility is not of material importance to the total business conducted by the Issuer and its wholly owned subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2023 Notes shall not be convertible into or exchangeable for any other security.

20.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2023 Notes, create and issue additional notes with the same terms as the 2023 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2023 Notes; provided that if such additional notes are not fungible with the 2023 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number. No additional 2023 Notes may be issued if an event of default has occurred and is continuing with respect to such series of 2023 Notes.

21.	Other Terms. The 2023 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2023 Notes attached hereto as Annex C-1. In case of any conflict between this Annex C and the form of the 2023 Notes, the form of the 2023 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex C shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX C-1

[FORM OF 2023 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 268648 AN2 ISIN NO. US268648AN20

EMC CORPORATION

3.375% NOTES DUE 2023

EMC Corporation, a Massachusetts corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [    ] Dollars ($[    ]) on June 1, 2023 and to pay interest on said principal sum from June 6, 2013, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2013, at the rate of 3.375% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the

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time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

EMC CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 3.375% Notes due 2023 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of June 6, 2013 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the Notes are redeemed on or after March 1, 2023, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Notices will be sent to holders of the Notes to be redeemed at least 30 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with defeasance, covenant defeasance or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

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“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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